UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                                                           December 8, 2014

    AAA ENERGY OPPORTUNITIES FUND LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-54670 (Commission File Number)	38-3849454 (IRS Employer Identification No.)

c/o UBS Alternatives LLC
1285 Avenue of the Americas, 13th Floor
New York, New York 10019
(Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code:
(212) 713-3234

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

Anthony Annunziato, the President of AAA Capital Management LLC, commodity trading advisor to AAA Energy Opportunities Fund LLC (the “Fund”), has decided to retire. As a result, AAA Capital Management will be winding down its operations and will liquidate the positions of the Fund in an orderly fashion in December.  All investors of the Fund have been notified that they will be redeemed as of December 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAA ENERGY OPPORTUNITIES FUND LLC

By: Sydling Futures Management LLC

By /s/ Jerry Pascucci
Jerry Pascucci
President and Director

Date:  December 12, 2014